Supplement dated July 1, 2004 to Prospectuses dated May 1, 2004 for the Pacific Value, Pacific Portfolios, Pacific Portfolios for Bank One,
Pacific Innovations Select, Pacific One Select and Pacific Odyssey
variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the Prospectuses referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Prospectus to reflect the following:

APPENDIX A: STATE LAW VARIATIONS-Right to Cancel (“Free Look”) is amended.	The following is added to Appendix A:
CALIFORNIA SENIORS — RIGHT TO CANCEL ELECTION

If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, your Right to Cancel (“Free Look”) period will be the 30 day period beginning on the day you receive your Contract. You must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

• We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any.

• If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you request a transfer of all or any portion of your Contract Value from the Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

• We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

• If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

• Once you elect this option, it may not be changed.

Form No. VASUPCA704